                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         NAUTICA ENTERPRISES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

    ----------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                       PRELIMINARY COPY AS FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION


                            NAUTICA ENTERPRISES, INC.



                   -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                   -------------------------------------------



                                                    New York, New York
                                                        May , 1996



To the Stockholders of
NAUTICA ENTERPRISES, INC.

         The Annual Meeting of Stockholders of Nautica Enterprises, Inc. will be held on July 1, 1996 at the offices of the Company, 40 West 57th Street, New York, New York, at 9:30 A.M. for the following purposes:

         (1) To elect directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

         (2) To consider and vote on a proposal to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000;

         (3) To consider and vote on a proposal to adopt the Nautica Enterprises, Inc. 1996 Stock Incentive Plan; and

         (4) To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

         Only stockholders of record at the close of business on May 24, 1996 are entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

         STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, BUT WISH THEIR STOCK TO BE VOTED ON MATTERS TO BE PRESENTED TO THE MEETING, ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED WITHIN THE UNITED STATES.

                                        By Order of the Board of Directors,



                                             HARVEY SANDERS,
                                               Chairman

                       PRELIMINARY COPY AS FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION


                            NAUTICA ENTERPRISES, INC.
                                40 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019


                                   ----------

                                 PROXY STATEMENT

                                   ----------



         This proxy statement is furnished with respect to the solicitation of proxies by the Board of Directors of Nautica Enterprises, Inc. (the "Company") for the Annual Meeting of Stockholders of the Company to be held at 9:30 A.M. on July 1, 1996 and at any adjournment or adjournments thereof, at 40 West 57th Street, 7th floor, New York, New York. The approximate date on which the proxy statement and form of proxy was first sent or given to stockholders was May __, 1996.

         Proxies in the accompanying form which are properly executed and duly returned to the Board of Directors will be voted at the meeting. Any proxy may be revoked by the stockholder at any time prior to its being voted. Such revocation shall be effective upon receipt of a written notice by the Secretary of the Company at the address specified above.

         The expense of the solicitation of proxies for the meeting, including the cost of mailing, will be borne by the Company. In addition to mailing copies of the enclosed proxy materials to stockholders, the Company may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their names or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold stock of the Company and to request authority for the execution of the proxies. In addition to the solicitation of proxies by mail, it is expected that some of the officers, directors, and regular employees of the Company, without additional compensation, may solicit proxies on behalf of the Board of Directors by telephone, telefax, and personal interview.

         As of the close of business on May 24, 1996, the date for determining the stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof, there were issued and outstanding ____________ shares of the Company's Common Stock, the holders thereof being entitled to one vote per share. The presence at the Annual Meeting of a majority of such shares, in person or by proxy, are required for a quorum. All share data included in this Proxy Statement has been adjusted to reflect a 2 for 1 stock split effected in the form of a stock dividend paid on May 28, 1996 (the "Stock Split").

         The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Annual Meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified.

                              ELECTION OF DIRECTORS


         The persons named in the accompanying proxy intend to vote for the election as directors the seven nominees listed herein. All of the nominees have consented to serve if elected. All directors will be elected to hold office until the next annual meeting of stockholders, and, in each case, each director will serve until his successor is elected and qualified or until his earlier resignation or removal. If a nominee should be unable to act as a director, which is not anticipated, the persons named in the proxy will vote for any nominee who shall be designated by the present Board of Directors to fill the vacancy. Each of the nominees presently serves as a director.

         Set forth below is biographical information for each of the nominees. Unless otherwise indicated, each has served in his stated capacity for the last five years:

         Robert B. Bank, age 49, has been a Director of the Company since 1989. He is President of Robert B. Bank Advisory Services, a venture capital firm, and a Director of Jos. A. Bank Clothiers, Inc., a manufacturer and retailer of men's tailored clothing.

         David Chu, age 41, joined the Company in 1984 and became a Director in 1987. He has served as Executive Vice President of the Company since 1989 and President of Nautica International, Inc. and Nautica Apparel, Inc., each wholly owned subsidiaries of the Company, since 1984.

         George Greenberg, age 74, has been a Director of the Company since 1988. He is Vice Chairman and a Director of Guilford Mills, Inc., a textile manufacturer. Mr. Greenberg is the father-in-law of Harvey Sanders, Chairman of the Board and President of the Company.

         Israel Rosenzweig, age 48, has been a Director of the Company since 1990. He is Vice Chairman and a Trustee of BRT Realty Trust, a real estate investment trust. He has been a Director of Bankers Federal Savings FSB, a savings and loan association, since 1993 and its Executive Vice President and Chief Lending Officer since 1994.

         Harvey Sanders, age 46, has been President, Chief Executive Officer and a Director of the Company since 1977 and Chairman of the Board since October 1993.

         Charles H. Scherer, age 52, has been a Director of the Company since May 1994. He is managing partner of Hughes Hubbard & Reed, a New York City law firm that provides legal services to the Company.

         Ronald Weiner, 50, has been a Director of the Company since October 1995. He is President of Perelson Weiner, a certified public accounting firm based in New York City.

         Shares represented by proxies solicited by the Board of Directors, will, unless contrary instructions are given, be voted in favor of the election as Directors of the nominees named above. If a stockholder wishes to withhold authority to vote for any nominee, such stockholder can do so by following the directions set forth on the form of proxy solicited by the Board of Directors or on the ballot distributed at the Annual Meeting if such stockholder wishes to vote in person. Directors shall be elected by a plurality vote of the shares of Common Stock present in person or represented by proxy at the meeting. Abstentions and broker non-votes will not have the effect of votes in opposition to a person nominated as a Director.

         During fiscal year 1996, the Board of Directors held five meetings. The Compensation Committee of the Board of Directors is comprised of Messrs. Bank, Rosenzweig and Weiner. The Compensation Committee sets the compensation to be paid to the Company's principal executive officers. The Audit Committee of the Board of Directors is comprised of Messrs. Bank, Scherer, Rosenzweig and
Weiner. The Audit Committee reviews the audit plan with the Company's independent accountants, the scope and results of their audit and other related audit and accounting issues. During fiscal year 1996, the Compensation
Committee held two meetings and Audit Committee held one meeting. The Board of Directors as a whole proposes nominees for election to the Board of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding ownership of the Company's Common Stock as of May 10, 1996 by all stockholders known to the Company to have been beneficial owners of more than five percent of its Common Stock, by each nominee for Director, by each of the executive officers of the Company included in the Summary Compensation Table below, and all directors and executive officers as a group.

Name of                                Amount Beneficially            Percent of
Beneficial Owner (1)                         Owned (2) (3)               Class
- --------------------                   -------------------            ----------
Robert B. Bank                                 39,650                 *

David Chu                                   1,668,984                 4.1%

George Greenberg                               39,314                 *

Donald Pennington                               1,800                 *

Israel Rosenzweig                              29,400                 *

Harvey Sanders                              4,534,740                 11.2

Charles H. Scherer                              5,800                 *

Ronald G. Weiner                                4,500                 *

John Wetzler                                   96,242                 *

Charles Zona                                  212,252                 *

All Directors and Executive                 6,632,682                 15.9
  Officers as a group

- -----------------
*Indicates holdings of less than 1%.

(1) The ages of the executive officers of the Company included above are as follows: David Chu - 41; Harvey Sanders - 46; Donald Pennington - 50, John Wetzler - 50; and Charles Zona - 46.

(2) Directly and indirectly. The inclusion of securities owned by others as beneficially owned by the respective nominees and officers does not constitute an admission that such securities are beneficially owned by them. All of the named individuals have, except as set forth in Note 3 below, sole voting and investment powers with respect to the aforesaid shares.

(3) Includes the following shares which may be acquired pursuant to existing stock options which are exercisable on or before July 24, 1996: Robert B. Bank - 29,400; David Chu - 1,049,764; George Greenberg - 29,400; Donald Pennington - 1,800; Israel Rosenzweig - 23,400; Harvey Sanders - 498,300; Charles H. Scherer
- - 1,800; John Wetzler - 92,756; and Charles Zona - 74,250. With respect to Mr. Sanders, includes 1,350,000 shares owned by the Harvey Sanders Grantor Retained Income Trust. Such trust has sole voting and investment power with respect to such shares.

         For the fiscal year ended February 29, 1996, each of Messrs. Bank, Chu, Greenberg, Rosenzweig, Sanders, Scherer and Wetzler filed one late report under
Section 16(a) of the Securities and Exchange Act of 1934, reflecting one transaction.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows, for the fiscal years ended February 28, 1994 and 1995 and February 29, 1996, the cash compensation paid by the Company and its subsidiaries, to the Company's Chief Executive Officer and each of the four most highly compensated executive officers of the Company other than the Company's Chief Executive Officer as of February 29, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                       Long Term
                                                                     Compensation
                                             Annual Compensation        Awards
                                             -------------------        ------

Name and                                                                            All Other
Principal                                                               Options     Compensa-
Position                         Year       Salary($)     Bonus($)       (#)        tion($)(1)
- --------                         ----       ---------     --------       ---        ----------
Harvey Sanders                   1996       750,140       742,863       180,000       2,437
Chairman of the Board,           1995       699,000       589,680       118,000       2,424
Chief Executive                  1994       575,000       397,000       135,000       2,248
Officer and President

David Chu                        1996       657,927       657,208       180,000       2,437
Executive Vice President         1995       627,000       491,400       118,000       2,250
and President - Nautica          1994       522,000       335,000        90,000       2,248
International, Inc. and
Nautica Apparel, Inc.,
wholly owned subsidiaries
of the Company

Donald Pennington (2)            1996       201,538        51,000            --          --
Chief Administrative             1995        30,800            --         9,000          --
Officer

John Wetzler                     1996       231,218       161,000        45,000       2,262
President - Nautica Retail       1995       219,000       100,000         6,000       2,250
USA, Inc., a wholly owned        1994       199,300        40,000        15,000       2,248
subsidiary of the Company

Charles Zona                     1996       309,221         1,000                     2,262
President - State-O-Maine,       1995       308,000            --            --       2,250
Inc., a wholly owned             1994       279,000        37,000            --       2,248
subsidiary of the Company

- ------------------

(1) "All Other Compensation" is comprised of contributions made by the Company to the named executives pursuant to the Company's 401(k) Plan and, with respect to Messrs. Sanders and Chu, an additional amount of $____ and $____, respectively, for split-dollar life insurance calculated pursuant to P.S. - 58 and P.S. - 38.

(2)      Mr. Pennington joined the Company on January 1, 1995.

STOCK OPTIONS

         The following table contains information concerning the grant of stock options during fiscal year 1996 under the Company's Executive Incentive Stock Option Plan and 1989 Employee Incentive Stock Plan to each of the Company's executives listed in the Summary Compensation Table above receiving stock options during such period. The number of options granted, the exercise price and grant date present value reported in said table have been adjusted to reflect the Stock Split.

         The table also illustrates the Grant Date Present Value of those stock options based upon the Black-Scholes Model of Valuation, without giving effect to the non-transferability or vesting requirements of the options.

         No matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will be dependent on the market value of the Company's Common Stock at a future date. If the price of the Company's Common Stock increases, all stockholders will benefit commensurably with the optionees.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                Number of
                                Securities            % of Total
                                Underlying          Options Granted         Exercise or                      Grant Date
                             Options Granted         to Employees           Base Price        Expiration       Present
Name                              (#)(1)            in Fiscal Year            ($/Sh)             Date       Value ($)(2)
- ----                              ------            --------------            ------             ----       ------------
Harvey Sanders                   180,000                 21.58                 10.38            3/1/05        1,090,800


David Chu                        180,000                 21.58                 10.38            3/1/05        1,090,800


John Wetzler                      45,000                  5.40                 10.38            3/1/05          272,700


(1) All options were granted at market value at the date of grant for a term of ten years, subject to earlier termination in certain instances related to termination of employment. All option grants are exercisable cumulatively in five equal annual installments commencing one year following the date of grant, March 1, 1995. The required tax withholding obligations related to exercise of certain options may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.

(2) The amounts shown assume a value based on the Black-Scholes Model of Valuation. The assumptions used were as follows: volatility - 39%; risk-free rate of return - 7.22%; and, assumed time of exercise - 10 years. No adjustments were made for non-transferability or risk-of-forfeiture. There can be no assurance that the rate of appreciation assumed for purposes of this table will be achieved. The stock options will have no value to the executives named above or other optionees if the price of the Company's Common Stock does not increase above the exercise price of the option.

OPTION EXERCISES AND HOLDINGS

         The following table sets forth information with respect to the Company's executives listed in the Summary Compensation Table above, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the 1996 fiscal year, as adjusted for the Stock Split:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                Shares                            Number of Securities          Value of Unexercised
                               Acquired                          Underlying Unexercised         In-the-Money Options
                                  on             Value           Options at FY-End (#)              at FY-End ($)
                             Exercise (#)     Realized ($)       ---------------------              -------------
Name                                                           Exercisable/Unexercisable      Exercisable/Unexercisable
- ----                         ------------     ------------     -------------------------      -------------------------
Harvey Sanders                    --               --               318,900/578,100              5,250,134/7,945,022

David Chu                         --               --               906,364/492,600             17,040,914/6,519,669

Donald Pennington                 --               --                   1,800/7,200                    19,053/76,212

John Wetzler                      --               --                 73,406/69,750                1,399,873/856,024

Charles Zona                   182,344         2,616,470              27,000/60,750                465,075/1,106,831


DIRECTOR COMPENSATION

         Each nonemployee Director receives compensation of $3,500 for each Board meeting attended, and $2,000 for each Committee meeting attended. No fees are payable to officers and employees of the Company who serve as Directors. During fiscal year 1996, Messrs. Bank, Greenberg, Rosenzweig and Scherer each were granted 6,000 options at an exercise price of $10.38 per share. The options are exercisable cumulatively in five equal annual installments commencing one year from the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company and Messrs. Sanders and Chu have entered into an agreement which provides that upon the death of either of them, the Company will purchase a part of the common shares of such stockholder. The Company has obtained policies of life insurance on the lives of such stockholders for the purpose of utilizing the proceeds from such insurance for the purchase of the shares. The agreement provides for the Company to purchase the shares of the deceased stockholder at a value which is equal to the average of the last sale price as reported on the National Market List of the NASDAQ (or the closing price if the shares are listed on a national securities exchange) for the thirty trading days prior to the date of death of the deceased stockholder. The Company's obligation to purchase the common shares of the deceased stockholder is limited to the life insurance proceeds received by the Company on the death of such stockholder. The agreement also provides, as soon after the death of the stockholder as is practicable, for the filing of a registration statement with the Securities and Exchange Commission for a secondary offering to provide for the sale of the balance of the shares owned by the deceased stockholder not purchased by the Company with the life insurance proceeds.

         Messrs. Sanders and Chu have agreed to vote through July 1, 1997 all of their respective shares owned of record or beneficially to ensure that each of Mr. Sanders and Mr. Chu, or their respective nominees, will be elected to the Board of Directors of the Company.

         Mr. David Chu, Executive Vice President of the Company and President of Nautica Apparel, Inc. and Nautica International, Inc., both wholly owned subsidiaries of the Company, is entitled to receive 50% of the net income Nautica Apparel, Inc. receives from all royalty income earned with respect to the Nautica name and trademarks. For the fiscal year ended February 29, 1996, Mr. Chu earned net royalty income of $2,247,961.

         During fiscal year 1996, the Company paid $554,506 to the law firm of Hughes Hubbard & Reed for professional services rendered to the Company. Samuel Sultanik, Esq., the brother-in-law of Harvey Sanders, Chairman of the Board, President and a director of the Company, is counsel to Hughes Hubbard & Reed and Charles H. Scherer, Esq., a director of the Company, is managing partner of Hughes Hubbard & Reed.

         During fiscal year 1996, the Company paid $106,634 to the firm of Chu/Peterson Interior Design, Inc. for interior design and related services provided to the Company. During such period, Mr. Peter Chu, the brother of David Chu, Executive Vice President of the Company, was a stockholder and Vice President in such firm.


EMPLOYEE CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

         The Company has entered into agreements with Messrs. Sanders, Chu, Wetzler and Zona providing that in the event of a change in control of the Company, as defined in the agreements, each has the right to receive a lump sum payment upon termination of employment other than for cause or permanent disability or resignation for good reason within three years after the change in control. At February 29, 1996, the maximum amount payable to Mr. Sanders, Mr. Chu, Mr. Wetzler and Mr. Zona was $4,444,000, $3,980,000, $1,271,000 and
$715,000, respectively.

         The Company has entered into split-dollar agreements with trusts established by each of Mr. Sanders and Mr. Chu. Pursuant to each of the agreements, the Company pays the annual premium on specified life insurance policies owned by each of the trusts, net of the amount of the "economic benefit" attributable to each of the employees. The amount of the premiums paid by the Company constitutes indebtedness from each of the trusts to the Company and is secured by collateral assignments of each of the insurance policies to the Company. The annual premium payable by the Company for the benefit of Mr. Sanders' trust is $57,230 and for Mr. Chu's trust, $47,000. Upon termination of each of the agreements, the Company is entitled to receive from each of the trusts the amount equal to the aggregate premiums which it has paid. The face value of the policy for Mr. Sanders' trust is $5,000,000 and for Mr. Chu's trust, $4,850,000.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Robert B. Bank, Israel Rosenzweig and Ronald G. Weiner served as members of the compensation committee (the "Compensation Committee") of the Board of Directors during fiscal year 1996.

COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board of Directors is comprised of Robert B. Bank, Israel Rosenzweig and Ronald G. Weiner. The Compensation Committee is charged with setting the compensation of the Company's senior executives. The Company's executive compensation program consists of three main components: base salary, potential for annual bonus or incentive awards based on performance, and the opportunity to earn stock-based incentives designed to encourage the achievement of superior results over time and ownership of Common Stock of the Company. The Stock Option Committee (the "Stock Option Committee") of the Board of Directors is charged with the responsibility of granting stock options to executive employees. Messrs. Bank, Rosenzweig and Weiner also comprise the Stock Option Committee. In setting compensation, the Compensation Committee and the Stock Option Committee review, with the assistance of independent compensation consultants, available information for similar positions or levels at comparable companies. Such companies include a diverse range of apparel manufacturers with sales within, below and above the range of sales of the Company. The Compensation Committee has adopted a policy to seek to maintain executive compensation within the deduction cap of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         In the Compensation Committee's determination of salary for all senior executives and bonus for executive officers whose compensation is below Code Section 162(m) limits, it subjectively reviews certain factors, including earnings before income taxes, earnings per share, sales, net income and gross profit margin. The Compensation Committee places its greatest emphasis on earnings before income taxes and weighs equally the remaining factors. It also reviews performance at the subsidiary or divisional level, taking into account earnings, sales growth and other criteria specifically relating to such subsidiary or division, and reviews individual performance and contributions to the Company.

         With respect to certain senior executives, including Harvey Sanders, the Chairman of the Board, President and Chief Executive Officer of the Company, and David Chu, the Executive Vice President of the Company, annual incentive award opportunities are set in accordance with the Company's Incentive Compensation Plan (the "Plan"). At the start of each fiscal year, the Compensation Committee - in consultation with management - establishes target levels of either earnings before income taxes, net earnings and/or return on equity for the Company or a business unit. In fiscal year 1996, threshold levels of earnings before income taxes were established. If the designated minimum level of earnings before income taxes was not achieved, the participants would have received no incentive award for fiscal year 1996 performance under the Plan (although in its discretion, the Compensation Committee could have authorized an award outside of the Plan). During such year, the threshold level was exceeded and the participants received an incremental proportionately greater payment than the minimum. The Compensation Committee has established target levels for fiscal year 1997 based on earnings before income taxes and has granted incentive award opportunities for such year to Messrs. Sanders and Chu.

         The Company's senior executives are eligible to receive stock options and/or restricted stock in accordance with the Company's stock plans. The objectives of such participation are to align executive and stockholder long term interests and to enable executives to develop a stock ownership position in the Company. The Company's Stock Option Committee has the responsibility of granting stock options and restricted stock awards to executive and management employees. In granting stock options, the Stock Option Committee takes into account Company performance, subsidiary performance and individual performance, utilizing the same factors as those used in the determination of compensation. The Stock Option Committee also takes into account the number of options held by an individual and the total number of stock options outstanding. All of the stock options granted to senior executives in fiscal year 1996 were exempt from the deduction cap of Section 162(m) of the Code in accordance with the regulations promulgated thereunder.

         The Chairman of the Board, President and Chief Executive Officer of the Company is Harvey Sanders. The criteria by which the Compensation Committee and the Stock Option Committee determines salary and annual incentive awards and the grant of stock options for senior executives, as set forth above, is also utilized by the Compensation Committee and Stock Option Committee in determining compensation and stock option awards, respectively, for Mr. Sanders.

                  Compensation Committee
                  and Stock Option Committee

                  Robert B. Bank
                  Israel Rosenzweig
                  Ronald G. Weiner

PERFORMANCE GRAPH

         The following performance graph assumes $100 invested in Nautica Enterprises, Inc. Common Stock, the NASDAQ Stock Market (U.S.) and S&P Textiles Index on March 1, 1991. Where applicable, it assumes reinvestment of dividends.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
            NAUTICA ENTERPRISES, INC., NASDAQ STOCK MARKET (U.S.) AND
                               S&P TEXTILES INDEX
                   FOR THE FIVE YEARS ENDED FEBRUARY 29, 1996


                                    INDEXED/CUMULATIVE RETURNS
                         -------------------------------------------------
                          BASE
                         PERIOD   RETURN   RETURN   RETURN   RETURN   RETURN
COMPANY/INDEX NAME       FEB 91   FEB 92   FEB 93   FEB 94   FEB 95   FEB 96
- ------------------       ------   ------   ------   ------   ------   ------
NAUTICA ENTERPRISES INC  100       337.76   309.87   737.80   918.55   1814.96
S&P TEXTILES INDEX       100       112.01   109.46    94.75    91.22    105.59
NASDAQ US COMPOSITE      100       142.72   151.92   179.79   182.30    254.17


           APPROVAL OF AN AMENDMENT TO ARTICLE FIFTH OF THE COMPANY'S
               CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
                      OF AUTHORIZED SHARES OF COMMON STOCK

                  On April 29, 1996, the Board of Directors voted to propose and declare advisable an amendment to Article Fifth of the Certificate of Incorporation which would increase the total authorized shares of Common Stock of the Company from 50,000,000 to 100,000,000. No change would be made in the par value, voting rights, preferences, qualifications, limitations or restrictions applicable to the Common Stock of the Company, nor in any other provision of the Certificate of Incorporation of the Company. Under the Certificate of Incorporation, stockholders do not have pre-emptive rights. The additional shares of Common Stock would be available for issuance without further action or authorization by the stockholders, unless such action is required by applicable law or the rules of any stock exchange on which the Company's securities may then be listed.

                  As of May __, 1996, there were issued and outstanding ___________ shares of Common Stock. An additional _______ unissued shares were reserved for issuance upon exercise of option grants under the Company's Executive Incentive Stock Option Plan and the 1989 Employee Incentive Stock Plan, and certain grants of nonqualified stock options.

                  The Board of Directors deems it desirable to have additional shares of Common Stock available for general corporate purposes, including possible future acquisitions, financings and stock dividends. Assuming approval of this proposal and the proposal below to approve the Company's 1996 Stock Incentive Plan, the number of shares of Common Stock which will be authorized but not issued or reserved for issuance will be ____________ shares.

                  An increase in the number of authorized shares of Common Stock could enable the Company's Board of Directors to take certain actions making it more difficult to acquire control of the Company, even though stockholders of the Company may deem such an acquisition to be desirable. Issuance of shares of Common Stock could dilute the ownership interest and voting power of stockholders of the Company who are seeking control of the Company. Shares of Common Stock could be issued in a private placement to one or more persons or organizations sympathetic to management and opposed to any unsolicited takeover bid, or under other circumstances that could make more difficult, and thereby discourage, unsolicited attempts to acquire control of the Company. Such consequences could serve to perpetuate the Company's existing management. The Board is not presently aware of any such unsolicited interest in acquiring the Company.

                  A copy of the proposed amendment to Article Fifth of the Company's Certificate of Incorporation will be available at the Annual Meeting or may be obtained prior to the meeting upon request to the Secretary of the Company at the address set forth above. If the proposed amendment is approved by the stockholders, a Certificate of Amendment of the Company's Certificate of Incorporation will be filed as promptly as possible with the Secretary of State of the State of Delaware.

                  The Board of Directors recommends that all stockholders vote FOR the proposed increase in the number of authorized shares of Common Stock to 100,000,000 shares.

                  An affirmative vote of the holders of at least a majority of all outstanding shares of Common Stock of the Company is required to approve the amendment. Abstention and broker non-voter will have the same effect as a vote against the proposal.

                    APPROVAL OF THE NAUTICA ENTERPRISES, INC.

                            1996 STOCK INCENTIVE PLAN

                  The Board of Directors has adopted, subject to approval at the 1996 Annual Meeting of Stockholders, the 1996 Stock Incentive Plan (the "Plan"). The purposes of the Plan are to enable the Company to attract, retain and reward employees by offering employees an equity interest in the Company, to enable the Company to offer equity incentives to employees of entities which the Company may acquire, and to enable the Company to pay part of the compensation of its outside directors in common stock of the Company ("Common Stock").

                        PRINCIPAL PROVISIONS OF THE PLAN

                  The following summary of the Plan, as adopted January 4, 1996 (subject to shareholder approval) and adjusted effective May 28, 1996 to reflect the Company's two-for-one stock split effective as of such date, is qualified by reference to the full text of the Plan, which will be available at the Annual Meeting and may also be obtained by written request to the Company's Vice-President Finance.

GENERAL PROVISIONS

                  The Plan authorizes the granting of awards to employees (including officers) of the Company and certain related companies in the form of any combination of (1) options to purchase shares of Common Stock, (2) stock appreciation rights ("SARs"), (3) shares of restricted Common Stock ("restricted stock"), (5) shares of deferred Common Stock ("deferred stock"), (6) bonus stock, (7) cash bonuses, (8) loans, and (9) tax-offset payments with respect to any of such awards. The Plan also provides for the automatic grant to directors who are not employees or officers of the Company ("Outside Directors") of options to purchase shares of the Common Stock and related limited SARs and tax-offset payments.

                  Administration. The Plan is administered by a committee of the Company's Board of Directors, which consists of at least two Outside Directors. The Committee has authority to interpret the Plan, adopt administrative regulations, and determine and amend the terms of awards to employees; however, the Committee has no authority to vary the amount or terms of awards to Outside Directors from those set forth in the Plan.

                  Eligibility. The Committee may make awards under the Plan to employees (including officers) of the Company or of any entity in which the Company owns at least a 20% interest. Outside Directors of the Company are automatically granted stock options and related limited SARs and tax-offset payments having the terms specified in the Plan, but are not eligible to receive any other awards under the Plan. All employees (currently numbering approximately 400) and Outside Directors (currently numbering 5) are eligible to receive awards under the Plan.

                  Limitations on Awards. The aggregate number of shares of Common Stock which may be issued under the Plan (as adjusted to reflect the 1996 stock split) is 6,000,000. Such shares may consist of authorized but unissued shares or treasury shares. The exercise of a SAR for cash or the settlement of any other award in cash will not count against this share limit. Shares subject to lapsed, forfeited or canceled awards, including options canceled upon the exercise of tandem SARs for cash, will not count against this limit and can be regranted under the Plan. If the exercise price of an option is paid in Common Stock or if shares are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares also will not count against the above limit.

                  No employee may be granted stock options, SARs, restricted stock, deferred stock, or bonus stock under the Plan with respect to more than 600,000 shares of Common Stock in any fiscal year. No employee may be granted tax-offset payments with respect to more than the number of shares of Common Stock covered by awards held by such employee. No employee may be paid a cash bonus in any fiscal year of the Company in excess of (i) 5% of the Company's operating profit, if the bonus relates to a single fiscal year, or (ii) 2% of the Company's cumulative operating profit for each fiscal year to which the cash bonus relates, if the bonus relates to more than one fiscal year. Tax-offset payments and cash settlements of other awards will not count against this cash bonus limit. The Plan does not limit Awards which may be made under other plans of the Company.

AWARDS TO EMPLOYEES

                  The Plan authorizes the Committee to grant the following types of awards to eligible employees, including officers:

                  1. Stock Options. The Committee is authorized to grant incentive stock options ("ISOs") and non-qualified stock options to purchase such number of shares of Common Stock as the Committee determines. An option will be exercisable at such times, over such term and subject to such terms and conditions as the Committee determines, and at an exercise price determined by the Committee, which may be less than the fair market value of the Common Stock at the date of grant of the option.

                  2. Stock Appreciation Rights. Upon exercise of a SAR the holder is entitled to receive, for each share with respect to which the SAR is exercised, an amount (the "appreciation") equal to the excess of the fair market value of a share of Common Stock on the exercise date over the "base amount" determined by the Committee. The appreciation is payable in cash, Common Stock, or a combination of both, as determined by the Committee.

                  3. Restricted Stock. The Committee is authorized to award restricted stock subject to such terms and conditions as the Committee may determine in its sole discretion. The Committee has authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock, and the date or dates on which the restricted stock will vest. The Committee also has authority to determine whether the employee will have the right to vote and/or receive dividends on shares of restricted stock, and whether the certificates for such shares will be held by the Company or delivered to the employee bearing legends to restrict their transfer.

                  4. Deferred Stock. In making an award of deferred stock the Committee will determine the periods, if any, during which and/or the conditions on which the award is subject to forfeiture, and may provide for the issuance of stock pursuant to the award without payment therefor. Upon vesting, the award will be settled in shares of Common Stock, cash equal to the fair market value of such stock, or a combination thereof, as provided by the Committee. During the deferral period set by the Committee, the employee may not sell, transfer, pledge or assign the deferred stock award.

                  5. Bonus Stock and Cash Bonuses. The Committee may award bonus stock and/or cash bonuses subject to such terms and conditions as it may determine. Such awards may be conditioned upon attainment of specific performance goals or such other criteria as the Committee may determine, and the Committee may waive such conditions in its discretion.

                  6. Loans. The Committee may provide that the Company will make, or arrange for, a loan to an employee with respect to the exercise of any stock option granted under the Plan, with respect to the payment of the purchase price, if any, of any restricted stock awarded under the Plan, and/or with respect to any taxes arising from an award under the Plan, provided that the Company will not loan to an employee more than the sum of (i) the excess of the purchase or exercise price of an award over the par value of any shares awarded, plus (ii) the amount of any taxes arising from such award. The Committee will determine the terms of any such loan.

                  7. Tax-Offset Payments. The Committee is authorized to provide for a tax-offset payment by the Company to an employee not in excess of the amount necessary to pay the federal, state, local, and other taxes payable with respect to any award and the receipt of the tax-offset payment, assuming the employee is taxed at the maximum tax rate applicable to such income.

                  8. Performance Awards. The Committee can designate any awards under the Plan as "Performance Awards," and the Plan provides that awards so designated are to be granted and administered so as to qualify as "performance-based compensation" under Section 162(m) of the Code. The grant or vesting of a Performance Award will be subject to the achievement of performance objectives (the "Performance Objectives") established by the Committee based on one or more of the following criteria, which the Committee may apply to the Company on a consolidated basis and/or to a business unit, and which the Committee may use either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added.

                  9. Deferral of Awards. The Committee may permit an employee to defer receipt of any award for a specified period or until a specified event.

AWARDS TO OUTSIDE DIRECTORS

                  The Plan provides for the automatic grant of stock options to Outside Directors on the following terms. Each person who first becomes an Outside Director on or after April 1, 1996 will be granted, on the date of his or her initial election (or the first trading day thereafter), an option to purchase 2,000 shares of Common Stock. On the first trading day of April of each year commencing in April 1996, each Outside Director then serving on the Board of Directors and who has served for the preceding three months will be granted an option to purchase 4,000 shares of Common Stock.

                  The option price will be equal to the fair market value of a share of Common Stock on the date of option grant, and may be paid using cash, Common Stock owned for at least six months, "cashless exercise" or a combination thereof, in the discretion of the option holder. Each option has a ten-year term, and becomes exercisable in two equal installments on the first and second anniversaries of the date of grant, assuming continued service on the Board of Directors. Following an Outside Director's termination of service, the options which have previously become exercisable will remain exercisable for the remainder of their 10-year term (or, in the event of the optionee's termination of service as a result of death, for the longer of one year from the date of death or the remainder of the 10-year term).

                  Each option to Outside Directors is granted in tandem with a limited SAR which may be exercised only within the 60-day period following a Change of Control. Upon exercise of the limited SAR, the appreciation will be paid in cash based on the Change of Control Price.

                  Upon the exercise of an option or limited SAR, an Outside Director will receive a tax-offset payment in cash in the amount necessary to pay the federal income tax payable with respect to both the option (or SAR) exercise and receipt of the tax-offset payment, assuming the Outside Director is taxed at the maximum effective federal income tax rate.

PROVISIONS RELATING TO A CHANGE OF CONTROL

                  As a general matter, upon the occurrence of a Change of Control, as defined in the Plan, (1) all outstanding stock options, SARs, and limited SARs, including those held by Outside Directors, will become fully exercisable and vested, (2) all restrictions and deferral limitations applicable to outstanding restricted stock and deferred stock awards under the Plan will lapse, and such shares and awards will be deemed fully vested, and
(3) to the extent the cash payment of any award is based on the fair market value of stock, such fair market value will be the Change of Control Price (generally, the highest price paid for the stock in the 90 days preceding the Change of Control). The Committee may provide exceptions from the above rule with respect to grants to employees, but not Outside Directors.

                  A "Change of Control" is deemed to occur on the date (1) any person or group (with certain exceptions) acquires beneficial ownership of securities representing 20% or more of the Company's total voting power, (2) individuals who constitute the "Incumbent Directors" (as defined in the Plan) fail to constitute at least a majority of the Board of Directors, (3) the shareholders approve a merger or consolidation unless following such transaction
(a) the beneficial owners of the Company's Common Stock before the transaction own securities representing more than 50% of the total voting power of the company resulting from the transaction, and (b) at least a majority of members of the board of directors of the company resulting from the transaction were members of the Company's Board of Directors at the time the Board approved the transaction, or (4) the shareholders of the Company approve a liquidation of the Company or a sale of substantially all of its assets.

                  The Change of Control Price is the highest price per share of Common Stock paid in any open market transaction, or paid or offered to be paid in any transaction related to a Change of Control during the 90-day period ending with the Change of Control, except that for a SAR granted in tandem with an ISO, such price is the highest price paid on the date the SAR is exercised.

OTHER PROVISIONS

                  Tax Withholding. The Plan permits employees to satisfy all or a portion of their federal, state, local or other tax liability with respect to awards under the Plan by delivering previously-owned shares or by having the Company withhold from the shares otherwise deliverable to such employee shares having a value equal to the tax liability to be so satisfied.

                  Adjustments. In the event of specified changes in the Company's capital structure, the Committee will have the power to adjust the number and kind of shares authorized by the Plan (including any limitations on individual awards), the number of stock options to be granted to Outside Directors, and the number, option price and kinds of shares covered by outstanding awards (including those held by Outside Directors), and to make such other adjustments in awards under the Plan as it deems appropriate, provided that no such adjustment may increase the aggregate value of outstanding awards.

                  Amendments. The Board of Directors may amend the Plan without shareholder approval, unless such approval is required by law or other regulatory requirements. However, to the extent required under Rule 16b-3,

Plan provisions with respect to awards to Outside Directors cannot be amended more than once every six months (except to reflect certain changes in the law). Amendment or discontinuation of the Plan cannot adversely affect any award previously granted without the holder's written consent.

                  The Committee is authorized to accelerate the exercisability of options or the vesting of other awards, or extend the period in which an option may be exercised, on a casee by case basis. The Committee may amend any grant under the Plan (other than grants to Outside Directors) to include any provision which, at the time of such amendment, is authorized under the terms of the Plan, except that no award can be modified in a manner unfavorable to the holder without the written consent of the holder. In addition, the Committee may, without shareholder approval, cancel an option or other award granted to an employee and grant a new option or award to the employee at a lower exercise price or otherwise on more favorable terms and conditions than the canceled award. The Plan shall continue in effect for an unlimited period, but may be terminated by the Board of Directors in its discretion at any time. No ISOs may be granted under the Plan after March 31, 2006.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

                  The following is a summary of certain federal income tax aspects of awards made under the Plan, based upon the laws in effect on the date hereof.

                  Non-Qualified Stock Options. Except as noted below with respect to officers and directors subject to Section 16 of the Securities Exchange Act of 1934 ("Insiders"), with respect to non-qualified stock options:
(a) no income is recognized by the participant at the time the option is granted; (b) upon exercise of the option, the participant recognizes ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise; and (c) at disposition, any appreciation after the date of exercise is treated either as long-term or short-term capital gain, depending on whether the shares were held for more than one year by the participant. If an Insider exercises a non-qualified stock option within six months of its grant, different rules apply regarding the date as of which the participant recognizes income upon option exercise.

                  Incentive Stock Options. Generally, no taxable income is recognized by the participant upon the grant of an ISO or upon the exercise of an ISO during the period of his employment with the Company or one of its subsidiaries or within three months (12 months, in the event of permanent and total disability, or the term of the option, in the event of death) after termination. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. If the participant continues to hold the shares acquired upon exercise of an ISO for at least two years from the date of grant and one year from the date of exercise, upon the sale of the shares, any amount realized in excess of the option price will be taxed as long-term capital gain.

                  If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the one-year and two-year holding periods described above, the participant will generally recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the shares) over the option price. Any further gain recognized by the participant on such disposition will be taxed as short-term or long-term capital gain, depending on whether the shares were held for more than one year.

                  Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will generally recognize as ordinary income in the year of exercise an amount equal to the amount of cash received plus the fair market value on the date of exercise of any shares received. If the participant receives Common Stock upon exercise of an SAR, rules similar to those described above under "Non-Qualified Stock Options" will apply with respect to (a) the post- exercise appreciation, and (b) Insider exercises within six months of grant.

                  Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock vests, less the consideration paid for the stock. However, a participant may elect, under Section 83(b) of the Code, to recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares on such date (determined without regard to the restrictions) over their purchase price. The holding period to determine whether the participant has long-term or short-term capital gain on a subsequent disposition of the shares generally begins when the restriction period expires, and the tax basis for such shares will generally be the fair market value of such shares on such date. However, if the participant has made an election under Section 83(b), the holding period will commence on the date of grant, and the tax basis will be equal to the fair market value of the shares on such date (determined without regard to the restrictions).

                  Deferred Stock. A participant receiving deferred stock generally will recognize ordinary income equal to the amount of cash received in settlement of the award or the fair market value of the deferred stock on the date that the stock is distributed to the participant, and the capital gain holding period for such stock will also commence on that date.

                  Dividends and Dividend Equivalents. Dividends paid on restricted stock prior to the date on which the forfeiture restrictions lapse generally will be treated as compensation that is taxable as ordinary income to the participant. If, however, the participant makes a Section 83(b) election with respect to the restricted stock, the dividends will be taxable as ordinary dividend income to the participant. If dividend equivalents are credited with respect to deferred stock or other awards, the participant generally will recognize ordinary income when the dividend equivalents are paid.

                  Bonus Stock. A participant receiving bonus stock generally will recognize ordinary income on the date of grant equal to the fair market value of the bonus stock on such date. However, unless he or she has made an election under Section 83(b), an Insider will not recognize income with respect to such grant until six months after the date of grant, with the amount of such income based on the fair market value of the bonus stock on the income recognition date.

                  Cash Bonuses; Tax Offset Payments. A participant receiving a cash bonus or a cash tax- offset payment will recognize ordinary income on the date of payment.

                  Company Deductions. As a general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee or Outside Director recognizes ordinary income from awards under the Plan, to the extent such income is considered reasonable compensation under the Code. The Company will not, however, be entitled to a deduction to the extent compensation in excess of $1 million is paid to an executive officer named in the proxy statement who was employed by the Company at year-end, unless the compensation qualifies as "performance-based" under
Section 162(m) of the Code or certain other exceptions apply. In addition, the Company will not be entitled to a deduction with respect to payments to employees which are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" under Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section; such payments will subject the recipients to a 20% excise tax.

                             BENEFITS UNDER THE PLAN

                  The following table sets forth the number of stock options granted under the Plan to the director group contingent on shareholder approval of the Plan. No awards to employees have been granted under the Plan. The table does not reflect future awards which might be granted under the Plan. The size of future awards and the identity of employee recipients of such awards cannot be determined at this time.

                                NEW PLAN BENEFITS

                            1996 STOCK INCENTIVE PLAN

                                                                    Number of
                         Group                                    Stock Options
                   -----------------                              -------------

             Non-Executive Director Group                            20,000
                     (5 persons)

                             ADDITIONAL INFORMATION

                  The last sale price of Common Stock on the Nasdaq national market system on May __, 1996 was $ _______ per share.

                  The Board of Directors recommends a vote "FOR" approval of the 1996 Stock Incentive Plan. An affirmative of the majority of shares present in person or represented by proxy and entitled to vote with respect to the proposal is required to approve the adoption of the Plan. Abstentions will have the effect of votes against the proposal. Broker non-votes will not have the effect of votes against the proposal.

                           APPOINTMENT OF ACCOUNTANTS

         The Board of Directors has selected Grant Thornton LLP as the independent public accountants who will make an examination of the accounts of the Company for the year ending February 28, 1997. A representative from Grant Thornton LLP is expected to be present at the annual meeting to respond to appropriate questions and to make a statement if that representative so desires.



                 PROPOSALS BY STOCKHOLDERS - 1997 ANNUAL MEETING

         All proposals by stockholders intended to be presented at the next annual meeting of stockholders (to be held in July 1997) must be received by the Company at its office at 40 West 57th Street, New York, New York 10019, no later than March 5, 1997 in order to be included in the proxy statement and form of proxy relating to such meeting. All such proposals must comply with applicable Securities and Exchange Commission rules and regulations.



                                 OTHER BUSINESS

         Management is not aware of any matters to be presented at the meeting other than those set forth in this Proxy Statement. However, should any other business properly come before the meeting, or any adjournment or adjournments thereof, the enclosed Proxy confers upon the persons entitled to vote the shares represented by such Proxies, discretionary authority to vote the same in respect to any such other business in accordance with their best judgment in the interest of the Company.

         MANAGEMENT UNDERTAKES TO PROVIDE ITS STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN OR ORAL REQUEST BY ANY SUCH STOCKHOLDER BY FIRST CLASS MAIL WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUEST FOR SUCH REPORT SHOULD BE ADDRESSED TO NEAL NACKMAN, VICE PRESIDENT FINANCE, NAUTICA ENTERPRISES, INC., 40 WEST 57TH STREET, NEW YORK, NEW YORK 10019. ORAL REQUESTS SHALL BE MADE BY TELEPHONE TO SUCH PERSON AT (212) 541-5990.

         Stockholders are urged to sign and date the enclosed proxy, solicited on behalf of the Board of Directors, and return it at once in the envelope enclosed for that purpose. Unless a contrary direction is indicated, Proxies will be voted for the election as directors of the nominees listed in this Proxy Statement and for the other proposals contained in this Proxy Statement. The Proxy does not affect the right to vote in person at the meeting and may be revoked by the stockholder who executed it any time prior to its being voted.

                                        By Order of the Board of Directors

                                                  Harvey Sanders,
                                                     Chairman




May  __, 1996

                       PRELIMINARY COPY AS FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION




                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                          OF NAUTICA ENTERPRISES, INC.

              PROXY - Annual Meeting of Stockholders, July 1, 1996


                  The undersigned hereby appoints Harvey Sanders and David Chu, and each of them, proxies and attorneys-in-fact of the undersigned, with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Nautica Enterprises, Inc. held of record by the undersigned on May 24, 1996 at the Annual Meeting of Stockholders to be held on July 1, 1996 or any adjournment thereof.


- ---------------------------------------------------------------
(Continued and to be dated and signed on the reverse side)

1.   ELECTION OF DIRECTORS:

     Robert B. Bank, David Chu, George Greenberg, Israel Rosenzweig, Harvey Sanders, Charles H. Scherer and Ronald G. Weiner.

     / / FOR all nominees listed (except    / / WITHHOLD AUTHORITY to vote for
        as marked to the contrary below)       all nominees listed below

     INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the blank space below.

2. Approval of a proposal to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000.

                / / Yes                  / / No                     / / Abstain

3. Approval of a proposal to adopt the Nautica Enterprises, Inc. 1996 Stock Incentive Plan.

                / / Yes                  / / No                     / / Abstain

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS "1", "2" and "3" ABOVE.




                                       ---------------------------



                                       ---------------------------
                                       Signature of Stockholder(s)


Please sign exactly as your name or names appear to the left hereof. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

                                                                     APPENDIX


                            NAUTICA ENTERPRISES, INC.

                            1996 STOCK INCENTIVE PLAN


SECTION 1.            PURPOSES

                  The purposes of the Nautica Enterprises, Inc. 1996 Stock Incentive Plan (the "Plan") are (i) to enable Nautica Enterprises, Inc. (the "Company") and its Related Companies (as defined below) to attract, retain and reward employees and strengthen the existing mutuality of interests between such employees and the Company's stockholders by offering such employees an equity interest in the Company, (ii) to enable the Company to offer incentives to employees of entities which are acquired or established by the Company from time to time as incentives and inducements for employment, and (iii) to enable the Company to pay part of the compensation of its Outside Directors (as defined in Section 5.2) in options to purchase the Company's common stock, thereby increasing such directors' proprietary interests in the Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

SECTION 2.            TYPES OF AWARDS

                  2.1 Awards under the Plan may be in the form of (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; (iv) Deferred Stock; (v) Bonus Stock; (vi) Cash Bonuses; (vii) Loans; and/or (viii) Tax Offset Payments.

                  2.2 An eligible employee may be granted one or more types of awards, which may be independent or granted in tandem. If two awards are granted in tandem, the employee may exercise (or otherwise receive the benefit of) one award only to the extent he or she relinquishes the tandem award.

                  2.3 Outside Directors may receive only Stock Options, Limited Stock Appreciation Rights and Tax Offset Payments as provided in Section 15.

SECTION 3.            ADMINISTRATION

                  3.1 The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Board") or such other committee of directors as the Board shall designate (the "Committee"), which shall consist of not less than two directors each of whom is (a) a disinterested person, as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule, and (b) an outside director satisfying the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor thereto (the "Code"). The members of the Committee shall serve at the pleasure of the Board.

                  3.2 The Committee shall have the following authority with respect to awards under the Plan other than awards to Outside Directors: to grant awards to eligible employees under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, except with respect to awards to Outside Directors, the Committee shall have the authority:

                           (a) to determine whether and to what extent any award or combination of awards will be granted hereunder, including whether any awards will be granted in tandem with each other;

                           (b) to select the employees to whom awards will be granted;

                           (c) to determine the number of shares of the common stock of the Company (the "Stock") to be covered by each award granted hereunder subject to the limitations contained herein;

                           (d) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on such performance objectives (the "Performance Objectives") and such other factors as the Committee may establish, and to determine whether the Performance Objectives and other terms and conditions of the award are satisfied;

                           (e) to determine the treatment of awards upon an employee's retirement, disability, death, termination for cause or other termination of employment;

                           (f) to determine pursuant to a formula or otherwise the fair market value of the Stock on a given date; provided, however, that if the Committee fails to make such a determination, fair market value of the Stock on a given date shall be the mean between the highest and lowest quoted selling price, regular way, of the Stock on the Nasdaq National Market (or the principal exchange upon which the Stock is listed) on such date, or if no such sale of Stock occurs on such date, the weighted average of the high and low prices on the nearest trading dates before and after such date;

                           (g) to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the employee currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the employee, or that the employee has no rights with respect to such dividends;

                           (h) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of an employee, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

                           (i) to provide that the shares of Stock received as a result of an award shall be subject to a right of first refusal, pursuant to which the employee shall be required to offer to the Company any shares that the employee wishes to sell, subject to such terms and conditions as the Committee may specify;

                           (j) to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent; and

                           (k) to substitute new awards with more favorable terms and conditions for previously granted awards under the Plan, or for stock options or awards granted under other plans or agreements, in each case including previously granted options having higher option prices.

                  3.3 The Committee shall have the right to designate awards as "Performance Awards." Awards so designated shall be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such awards in accordance with Section 162(m) of the Code. The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and which the Committee may use either as an absolute measure or as a measure of comparative performance relative to a peer group of companies: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added.

                  The Performance Objectives for a particular Performance Award relative to a particular fiscal year of the Company shall be established by the Committee in writing no later than 90 days after the beginning of such year. The Committee's determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing. The Committee shall have discretion to modify the Performance Objectives or vesting conditions of a Performance Award only to the extent that the exercise of such discretion would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

                  3.4 With respect to awards to Outside Directors, the Committee shall have authority to interpret the Plan; to adopt, amend, and rescind administrative regulations to further the purposes of the Plan; and to take any other action necessary to the proper operation of the Plan. However, the Committee shall have no discretion to vary the amount or terms of awards as set forth in Section 15, except as provided in Section 4.4.

                  3.5 All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

                  3.6 The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Securities Exchange Act of 1934 or Performance Awards. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may award.

SECTION 4.            STOCK SUBJECT TO PLAN

                  4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be 6,000,000 (subject to adjustment as provided below). Such shares may consist of authorized but unissued shares or treasury shares. The exercise of a Stock Appreciation Right for cash or the payment of any other award in cash shall not count against this share limit.

                  4.2 To the extent a Stock Option terminates without having been exercised, or an award terminates without the employee having received payment of the award, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan. If the exercise price of an option is paid in Stock or if shares of Stock are withheld from payment of an award to satisfy tax obligations with respect to such award, such shares will also not count against the Plan limits and shall again be available for distribution in connection with future awards under the Plan.

                  4.3 No employee shall be granted Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, and/or Bonus Stock, or any combination of the foregoing with respect to more than 600,000 shares of Stock in any fiscal year of the Company (subject to adjustment as provided in Section 4.4). No employee shall be granted Tax Offset Payments with respect to more than the number of shares of Stock covered by awards held by such employee. No employee shall be paid a Cash Bonus in any fiscal year in excess of (i) 5% of the Company's operating profit for the Company's fiscal year, if the Cash Bonus relates to a single fiscal year, or (ii) 2% of the Company's cumulative operating profit for each fiscal year to which the Cash Bonus relates, if the Cash Bonus relates to more than one fiscal year. An employee's Cash Bonus permitted under the preceding sentence shall be in addition to the employee's Stock awards and Tax Offset Payments permitted under this Section 4.3.

                  4.4 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made in the aggregate number of shares reserved for issuance under the Plan, the number of shares as to which awards may be granted to any individual in any fiscal year, the number of shares subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award. In the event any change described in this Section 4.4 occurs and an adjustment is made in the outstanding Stock Options granted to participants other than Outside Directors, a similar adjustment shall be made in the number and terms of Stock Options (and related Limited Stock Appreciation Rights and Tax Offset Payments) previously granted and to be granted to Outside Directors under Section 15, provided that any such adjustment shall be equitable and shall not increase the aggregate benefits of such Stock Options to Outside Directors.

SECTION 5.            ELIGIBILITY

                  5.1 Employees of the Company or a Related Company, including employees who are officers and/or directors of the Company, are eligible to be granted awards under the Plan, other than under Section 15. Except as provided in Section 5.2, Outside Directors are not eligible to be granted awards under the Plan. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

                  5.2 Awards under Section 15 of the Plan shall be made solely to Outside Directors, which term shall mean any director of the Company other than one who is an employee of the Company or a Related Company.

SECTION 6.            STOCK OPTIONS

                  6.1 The Stock Options awarded to employees under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision thereto; and (ii) Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

                  6.2 Subject to the following provisions, Stock Options awarded to employees under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

                           (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee, and may be less than the fair market value of the Stock on the date of the award of the Stock Option.

                           (b) Option Term. The term of each Stock Option shall be fixed by the Committee.

                           (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may waive such exercise provisions or accelerate the exercisability of the Stock Option at any time in whole or in part.

                           (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee or subject to awards hereunder, "cashless exercise", any other manner permitted by law determined by the Committee, or any combination of the foregoing. If the Committee determines that a Stock Option may be exercised using shares of Restricted Stock, then unless the Committee provides otherwise, the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock shall be restricted in accordance with the original terms of the Restricted Stock award.

                           (e) No Stockholder Rights. An optionee shall have neither rights to dividends or other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

                           (f) Surrender Rights. The Committee may provide that options may be surrendered for cash upon any terms and conditions set by the Committee.

                           (g) Non-transferability. Unless otherwise provided by the Committee, (i) Stock Options shall not be transferable by the optionee other than by will or by the laws of descent and distribution, and (ii) during the optionee's lifetime, all Stock Options shall be exercisable only by the optionee or by his or her guardian or legal representative.

                           (h) Termination of Employment. Following the termination of an optionee's employment with the Company or a Related Company, the Stock Option shall be exercisable to the extent determined by the Committee. The Committee may provide different post-termination exercise provisions with respect to termination of employment for different reasons. The Committee may provide that, notwithstanding the option term fixed pursuant to Section 6.2(b), a Stock Option which is outstanding on the date of an optionee's death shall remain outstanding for an additional period after the date of such death.

                  6.3 Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) have an option price which is less than 100% of the fair market value of the Stock on the date of the award of the Incentive Stock Option, (ii) be exercisable more than ten years after the date such Incentive Stock Option is awarded, or (iii) be awarded after March 31, 2006. No Incentive Stock Option granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code, shall
(A) have an option price which is less than 110% of the fair market value of the Stock on the date of award of the Incentive Stock Option or (B) be exercisable more than five years after the date such Incentive Stock Option is awarded.

SECTION 7.            STOCK APPRECIATION RIGHTS

                  7.1 A Stock Appreciation Right awarded to an employee shall entitle the holder thereof to receive payment of an amount, in cash, shares of Stock or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of the number of shares of Stock as to which the award is granted on the date of exercise over an amount specified by the Committee. Any such award shall be in such form and shall have such terms and conditions as the Committee may determine. The grant shall specify the number of shares of Stock as to which the Stock Appreciation Right is granted.

                  7.2 The Committee may provide that a Stock Appreciation Right awarded to an employee may be exercised only within the 60-day period following occurrence of a Change of Control (as defined in Section 17.2) (such Stock Appreciation Right being referred to herein as a Limited Stock Appreciation Right). The Committee may also provide that in the event of a Change of Control the amount to be paid upon an employee's exercise of a Stock Appreciation Right shall be based on the Change of Control Price (as defined in Section 17.3).

SECTION 8.            RESTRICTED STOCK

                  Subject to the following provisions, all awards of Restricted Stock to employees shall be in such form and shall have such terms and conditions as the Committee may determine:

                           (a) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The grant and/or the vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified Performance Objectives or upon such other criteria as the Committee may determine.

                           (b) Stock certificates representing the Restricted Stock awarded to an employee shall be registered in the employee's name, but the Committee may direct that such certificates be held by the Company on behalf of the employee. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the employee until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the employee (or his or her designated beneficiary in the event of death), free of all restrictions.

                           (c) The Committee may provide that the employee shall have the right to vote or receive dividends on Restricted Stock. Unless the Committee provides otherwise, Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

                           (d) Except as may be provided by the Committee, in the event of an employee's termination of employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the employee shall be returned to the employee or (ii) a cash payment equal to the Restricted Stock's fair market value on the date of forfeiture, if lower, shall be paid to the employee.

                           (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the employee's Restricted Stock, other than Performance Awards whose vesting was made subject to satisfaction of one or more Performance Objectives (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code).

SECTION 9.            DEFERRED STOCK AWARDS

                  Subject to the following provisions, all awards of Deferred Stock to employees shall be in such form and shall have such terms and conditions as the Committee may determine:

                           (a) The Deferred Stock award shall specify the number of shares of Deferred Stock to be awarded to any employee and the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred. The Committee may condition the grant or vesting of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified Performance Objectives or such other criteria as the Committee may determine.

                           (b) Except as may be provided by the Committee, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

                           (c) At the expiration of the Deferral Period, the employee (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock award, (ii) cash equal to the fair market value of such Stock, or (iii) a combination of shares and cash, as the Committee may determine.

                           (d) Except as may be provided by the Committee, in the event of an employee's termination of employment before the Deferred Stock has vested, his or her Deferred Stock award shall be forfeited.

                           (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a Deferred Stock award, other than with respect to Performance Awards (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code).

SECTION 10.           BONUS STOCK AND CASH BONUSES

                  The Committee may award Bonus Stock and/or a Cash Bonus to an eligible employee subject to such terms and conditions as the Committee shall determine. The grant of Bonus Stock and/or a Cash Bonus may be conditioned upon the attainment of specified Performance Objectives or upon such other criteria as the Committee may determine. The Committee may waive such conditions in whole or in part other than with respect to Performance Awards (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the
Code). The Committee shall also have the right to eliminate or reduce the amount of Cash Bonus otherwise payable under an award. Unless otherwise specified by the Committee, no money shall be paid by the recipient for the Bonus Stock. Alternatively, the Committee may offer eligible employees the opportunity to purchase Bonus Stock at a discount from its fair market value. The Bonus Stock award shall be satisfied by the delivery of the designated number of shares of Stock which are not subject to restriction. Cash Bonus awards shall be paid in cash.

SECTION 11.           LOANS

                  The Committee may provide that the Company shall make, or arrange for, a loan or loans to an employee with respect to the exercise of any Stock Option awarded under the Plan, with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder or with respect to any taxes arising from an award hereunder; provided, however, that the Company shall not loan to an employee more than the sum of (i) the excess of the purchase or exercise price of an award over the par value of any shares of Stock awarded plus (ii) the amount of any taxes arising from such award. The Committee shall have full authority to decide whether a loan will be made hereunder and to determine the amount, term and provisions of any such loan, including the interest rate to be charged, whether the loan will be with or without recourse against the borrower, any security for the loan, the terms on which the loan is to be repaid and the conditions, if any, under which the loan may be forgiven.

SECTION 12.           TAX OFFSET PAYMENTS

                  The Committee may provide for a Tax Offset Payment by the Company to an employee with respect to one or more awards granted under the Plan. The Tax Offset Payment shall be in an amount specified by the Committee, which shall not exceed the amount necessary to pay the federal, state, local and other taxes payable with respect to the applicable award and the receipt of the Tax Offset Payment, assuming that the employee is taxed at the maximum tax rate applicable to such income. The Tax Offset Payment shall be paid solely in cash.

SECTION 13.           ELECTION TO DEFER AWARDS

                  The Committee may permit an employee to elect to defer receipt of an award for a specified period or until a specified event, upon such terms as are determined by the Committee.

SECTION 14.           TAX WITHHOLDING

                  14.1 Each employee shall, no later than the date as of which the value of an award first becomes includible in such person's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee.

                  14.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may elect to have the withholding tax obligation, or any additional tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to such person with respect to the award or (ii) delivering to the Company shares of unrestricted Stock. Alternatively, the Committee may require that a portion of the shares of Stock otherwise deliverable be applied to satisfy the withholding tax obligations with respect to the award.

SECTION 15. STOCK OPTIONS, LIMITED STOCK APPRECIATION RIGHTS AND TAX OFFSET PAYMENTS FOR OUTSIDE DIRECTORS

                  15.1 Each person who first becomes an Outside Director on or after April 1, 1996, shall be granted, on the first trading day coincident with or immediately following the date of his or her initial election as an Outside Director, a Stock Option to purchase 2,000 shares of Stock. On the first trading day of April of each year commencing in April 1996, each Outside Director then serving on the Board and who has served for the preceding three months shall be granted a Stock Option to purchase 4,000 shares of Stock. For purposes of this Section, the term trading day shall mean a day on which the Stock is traded on a national securities exchange, on the Nasdaq National Market, or in the over-the-counter market. Notwithstanding the foregoing, if on any date on which Stock Options are to be granted under this Section 15.1 the remaining shares available for issuance under the Plan are insufficient to enable each Outside Director to receive a Stock Option to purchase the applicable number of shares of Stock set forth above, each Outside Director who is entitled to be granted a Stock Option pursuant to this Section 15.1 on such date shall be granted a Stock Option to purchase his or her pro rata portion of such remaining shares.

                  15.2 Stock Options granted under this Section 15 shall be Non-Qualified Stock Options, and shall have the following terms and conditions:

                           (a) Option Price. The option price per share of Stock purchasable under the Stock Option shall be equal to the mean between the highest and lowest quoted selling price, regular way, of the Stock on the Nasdaq National Market (or the principal exchange upon which the Stock is listed) on the date of grant, or if no such sale of Stock occurs on such date, the weighted average of the high and low prices on the nearest trading dates before and after such date.

                           (b) Option Term. Except as provided in Section 15.2(e), the term of the Stock Option shall be ten years. To the extent it has become exercisable pursuant to Section 15.2(c), the Stock Option shall remain exercisable for the remainder of its term following the termination of the optionee's status as an Outside Director.

                           (c) Exercisability. Each Stock Option shall become exercisable with respect to 50% of the underlying shares on the first anniversary of the date of grant, and the remaining 50% on the second anniversary of the date of grant, provided that the optionee is a director of the Company on the respective date. Notwithstanding the preceding sentence, in the event of a Change of Control (as defined in Section 17), each Stock Option shall become fully exercisable and vested.

                           (d) Method of Exercise. The Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in cash (including cash equivalents) or by delivery of shares of Stock already owned by the optionee for at least six months, by "cashless exercise" or by any combination of the foregoing. Shares delivered as payment of the exercise price shall be valued at the mean between the highest and lowest quoted selling price, regular way, of the Stock on the Nasdaq National Market (or the principal exchange upon which the Stock is listed) on the day before the date of exercise, or if no such sale of Stock occurs on such date, the weighted average of the high and low prices on the nearest trading dates before and after such date.

                           (e) Death of Director. If the optionee's service as a director of the Company is terminated by reason of death, such optionee's Stock Options shall become immediately exercisable, and may be exercised for the remaining term of the Stock Option, or for one year after the optionee's death, if longer.

                           (f) Non-transferability. No Stock Option award shall be transferable by the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all Stock Options shall be exercisable only by the optionee or by his or her guardian or legal representative.

                           (g) No Stockholder Rights. An optionee shall have neither rights to dividends nor other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

                  15.3 Tax Offset Payment. Within 30 days of each date that a Stock Option (or Limited Stock Appreciation Right granted under Section 15.4) is exercised, a Tax Offset Payment shall be paid to the optionee (or to the optionee's beneficiary, in the event of the optionee's death), in cash, in the amount necessary to pay the federal income tax payable with respect to both the exercise of the Stock Option (or Limited Stock Appreciation Right) and receipt of the Tax Offset Payment, assuming that the optionee is taxed at the maximum effective federal income tax rate applicable thereto.

                  15.4 Limited Stock Appreciation Rights in Tandem with Options. Each Stock Option granted to an Outside Director under this Section 15 shall be granted in tandem with a Limited Stock Appreciation Right which may be exercised only within the 60-day period following a Change of Control (as defined in Section 17.2). Upon exercise of the Limited Stock Appreciation Right, the holder shall receive, for each share with respect to which the Limited Stock Appreciation Right is exercised, an amount in cash equal to the excess of the Change of Control Price (as defined in Section 17.3) over the exercise price of the related Stock Option. The Limited Stock Appreciation Right shall be paid within 30 days of the exercise of the Limited Stock Appreciation Right.

SECTION 16.           AMENDMENTS AND TERMINATION

                  The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. To the extent required under Rule 16b-3 under the Securities Exchange act of 1934, or any successor rule ("Rule 16b-3"), the provisions of Section
15 shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Amendments may be made without stockholder approval except as required to satisfy Rule 16b-3, Section 162(m) of the Code, or other regulatory requirements.

SECTION 17.           CHANGE OF CONTROL

                  17.1 In the event of a Change of Control, unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant:

                           (a) all outstanding Stock Options and all outstanding Stock Appreciation Rights (including Limited Stock Appreciation Rights) awarded under the Plan shall become fully exercisable and vested;

                           (b) the restrictions and deferral limitations applicable to any outstanding Restricted Stock and Deferred Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

                           (c) to the extent the cash payment of any award is based on the fair market value of Stock, such fair market value shall be the Change of Control Price.

                  17.2 A "Change of Control" means the happening of any of the following:

                           (a) When any "person," as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in
         Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), or any person, entity or group specifically excluded by the Board, directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time) of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

                           (b) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors, either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this
         Section 17.2(b);

                           (c) the date of approval by the stockholders of the Company of an agreement providing for the merger or consolidation of the Company with another corporation where (i) the stockholders of the Company, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or (ii) where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger; or

                           (d) the date of approval by the stockholders of the Company of the liquidation of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

                  17.3 "Change of Control Price" means the highest price per share paid in any transaction reported in the Nasdaq National Market or on any national securities exchange where the Stock is traded, or paid or offered in any transaction related to a Change of Control at any time during the 90-day period ending with the Change of Control. Notwithstanding the foregoing sentence, in the case of Stock Appreciation Rights granted in tandem with Incentive Stock Options, the Change of Control Price shall be the highest price paid on the date on which the Stock Appreciation Right is exercised.

SECTION 18.           GENERAL PROVISIONS

                  18.1 Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  18.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee of the Company, or of a Related Company, any right to continued employment, and no award under Section 15 shall confer upon any Outside Director any right to continued service as a director.

                  18.3 Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

                  18.4 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 19.           EFFECTIVE DATE OF PLAN

                  The Plan shall be effective on April 1, 1996, subject to approval by the Company's stockholders at the 1996 Annual Meeting of Stockholders. Any grants made under the Plan before shareholder approval of the Plan shall be made subject to such shareholder approval. The Plan was adjusted effective May 28, 1996 to reflect the Company's two-for-one stock split effective as of such date.